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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 25, 2006

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                                AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)

            Georgia                     1-13941                58-0687630
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(State or other Jurisdiction of     (Commission File          (IRS Employer
 Incorporation or Organization)          Number)           Identification No.)

           309 E. Paces Ferry Road, N.E.
                 Atlanta, Georgia                              30305-2377
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     (Address of principal executive offices)                  (Zip code)

       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 25, 2006, Aaron Rents, Inc. issued a press release to announce its financial results for the third quarter 2006. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired:

     None.

(b)  Pro Forma Financial Information:

     None.

(d)  Exhibits:

EXHIBIT NO.                               DESCRIPTION
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   99.1        Aaron Rents,  Inc. press release dated October 25, 2006,
               announcing the Company's financial results for the third quarter 2006 (furnished pursuant to Item 2.02 of Form 8-K).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AARON RENTS, INC.


                                                 By: /s/ Gilbert L. Danielson
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                                                     Gilbert L. Danielson
                                                     Executive Vice President,
Date: October 25, 2006                               Chief Financial Officer